ADVISORSHARES TRUST

DENT TACTICAL ETF

Supplement dated May 21, 2012

to the currently effective Statutory and Summary Prospectuses for the Fund listed above

This supplement provides new and additional information beyond that contained in the currently effective Statutory and Summary Prospectuses for the Dent Tactical ETF (the “Fund”) and should be read in conjunction with those Prospectuses.

At a meeting held on May 21, 2012, the Board of Trustees (the “Board”) of AdvisorShares Trust (the “Trust”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Trust’s Dent Tactical ETF with and into the Meidell Tactical Advantage ETF, each a separate series of the Trust. The Agreement provides for: (a) the transfer of the assets and stated liabilities of the Dent Tactical ETF in exchange for shares of the Meidell Tactical Advantage ETF, and (b) the pro rata distribution of shares of the Meidell Tactical Advantage ETF by the Dent Tactical ETF to its shareholders, in complete liquidation of the Dent Tactical ETF (the “Reorganization”).

The decision of the Board to reorganize the Dent Tactical ETF is subject to shareholder approval, and the proposed Agreement will be submitted to shareholders for their approval at a Special Meeting of Shareholders, which has been called to occur at the offices of AdvisorShares Trust, 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814, at 10:00 a.m. Eastern Time or such other time and date as deemed appropriate by the officers of the Trust (the “Special Meeting”). The Reorganization is expected to be a tax-free transaction. AdvisorShares Investments, LLC, the investment adviser to both the Dent Tactical ETF and the Meidell Tactical Advantage ETF, has agreed to bear the costs (except for brokerage expenses incurred by the Dent Tactical ETF prior to the Reorganization) directly related to the Reorganization.

A Combined Prospectus and Proxy Statement that contains more information about the Reorganization and the Meidell Tactical Advantage ETF will be mailed to Dent Tactical ETF shareholders of record as of June 21, 2012 in advance of the Special Meeting. If the Reorganization is approved by shareholders, it is expected that the Reorganization will occur on or after September 7, 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.